Exhibit 10.5
                           FOURTH AMENDMENT AND WAIVER
                                       TO
                          SENIOR SECURED LOAN AGREEMENT



         This FOURTH AMENDMENT and WAIVER , dated as of August 25, 2000 (this "Amendment"), to SENIOR SECURED LOAN AGREEMENT, dated as of March 2, 1999, as amended by a First Amendment to Senior Secured Loan Agreement, dated as of March 31, 1999, as further amended by a Second Amendment to Senior Secured Loan Agreement, dated as of June 10, 1999 as further amended by a Third Amendment to Senior Secured Loan Agreement, dated as of June 19, 2000, as further amended by a letter agreement, dated as of July 27, 2000 (as amended, the "Loan Agreement"), is entered into by and among GATX CAPITAL CORPORATION ("Lender"), CHADMOORE WIRELESS GROUP, INC. ("Chadmoore"), and the SUBSIDIARIES OF CHADMOORE LISTED ON THE SIGNATURE PAGES HERETO (collectively, the "Chadmoore Subsidiaries" and, together with Chadmoore, the "Borrowers").


                                    RECITALS
                                    --------

         A. Chadmoore has entered into an Agreement and Plan of Reorganization, dated as of August 21, 2000 (the "Acquisition Agreement"), with Nextel Communications, Inc. ("Nextel") and Nextel Finance Company ("Acquisition Sub").

         B. Borrowers have requested that Lender amend the Loan Agreement as provided herein and make certain waivers and Lender has agreed to do so subject to the terms and conditions of this Amendment.


                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

         1. Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendment to Loan Agreement. Effective upon the satisfaction of the conditions set forth in Section 3 hereof, Borrowers and Lender hereby agree as follows:

             (a) Section 1.01 is hereby amended to add the following new definitions in appropriate alphabetical order:

                  "Acquisition Agreement" means that certain Agreement and Plan of Reorganization, dated as of August 21, 2000, among Chadmoore, Nextel Communications, Inc. and Nextel Finance Company.

                  "Applicable Acquisition Premium" shall mean the greater of (i) $1,350,000 and (ii) the lesser of (A) $1,620,000 and (B)
                  $1,350,000 multiplied by a fraction, the numerator of which is the Nextel Closing Price (as defined in the Acquisition Agreement) and the denominator of which is $57.1656;

                  provided, however, that if at the time of prepayment of a Loan, the U.S. Treasury note rate for notes of a similar term (the "New Rate") has declined from the U.S. Treasury note rate used in the calculating the Loan Rate for such Loan (the "Old Rate"), then there shall be added to the premium determined above an amount equal to the difference between the amount determined under the following formula at the New Rate and the amount determined pursuant to the following formula at the Old
                  Rate:

                  The amount equal to the excess of (x) the sum of the present values, at the date of prepayment of the amount of each remaining scheduled payment of interest on and principal on a Loan, or portion of such payment, which will not be required to be made as a result of such prepayment (each such payment an "Amount Payable") (each such Amount Payable discounted separately at the Old Rate or the New Rate, as applicable, compounded quarterly, from the date such Amount Payable would be due), over (y) the principal amount of such Note to be prepaid. The "New Rate" shall be the yield (as quoted in The Wall Street Journal on the date which is three (3) Business Days prior to the date of prepayment) on U.S. Treasury securities adjusted to a constant maturity equal to the Treasury Note Maturity."

                  "Acquisition Payoff Conditions" shall mean:

                  (i) All conditions to closing under the Acquisition Agreement shall have been satisfied or waived;

                  (ii) No Default or Event of Default shall have occurred and be continuing;

                  (iii) Borrowers shall have delivered to Lender (A) an amount
                       (the "Payoff Amount") equal to the outstanding principal amount of all Loans, all accrued and unpaid interest and all other amounts then due under this Agreement, including, if applicable, any amounts required to satisfy the hedging costs, brokerage fees and other costs that may be incurred under clause (iv) of this definition, either by wire transfer in immediately available funds or in freely tradable common stock of Nextel; and

                  (iv) If Chadmoore shall have delivered the Payoff Amount in common stock of Nextel, Lender shall have made arrangements satisfactory to Lender in its sole discretion such that Lender may sell the common stock so delivered and receive an amount which, net of all hedging costs, brokerage fees and other costs relating to the delivery of such amount in common stock rather than cash, shall equal the Payoff Amount plus the Applicable Acquisition Premium."

                  "Payoff Amount" shall have the meaning set forth in the definition of Acquisition Payoff conditions.



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

                  "Subordination Agreement" shall mean the Subordination Agreement, dated as of the date hereof, between Lender and Barclays Bank PLC ("Barclays") (to which Borrowers are also signatories); provided, however, that during any period in which a wholly owned subsidiary of Nextel Communications, Inc. is the lender under Section 5.04 of the Acquisition Agreement, the reference to Barclays in the preceeding sentence shall mean such subsidiary until such time as such subsidiary shall have assigned or otherwise transferred the loan(s) to Barclays and Barclays has become a party to the Subordination Agreement.

             (b) Section 2.02(e) is hereby amended to add the following sentence at the end thereof:

                  "Notwithstanding the foregoing set forth in this Section 2.02(e), subject to satisfaction or waiver in writing of the Acquisition Payoff Conditions, Borrowers may prepay the Loans by payment of the Payoff Amount, plus the Applicable Acquisition Premium."

             (c) Section 2.03(a) is hereby amended to add the following sentence at the end thereof:

                  "Notwithstanding the foregoing set forth in this Section 2.03(a), subject to satisfaction or waiver in writing of the Acquisition Payoff Conditions, Borrowers may repay the Loans using common stock of Nextel in the manner specified in the Acquisition Payoff Conditions."

             (d) Section 4.01 is hereby amended to add a new Section 4.01(i) at the end thereof to read in its entirety as follows:

                  "So long as the Acquisition Agreement has not terminated, Chadmoore shall make a report to Lender at the time of delivery of its monthly financial statements on the status of the acquisition transaction and its business."

             (e) Section 7.01(b) is hereby amended to add the following sentence at the end thereof:

                  "Notwithstanding the foregoing set forth in this Section 7.01(b), the Borrowers and their Subsidiaries may grant Liens in their assets to secure Indebtedness permitted under the second sentence of Section 7.01(h)."

             (f) Section 7.01(c) of the Loan Agreement is hereby amended to add the following sentence at the end thereof:

                  "Notwithstanding the foregoing set forth in this Section 7.01(c), Chadmoore may sell substantially all of its assets pursuant to and as set forth in the Acquisition Agreement as it exists on the date hereof, subject to satisfaction or waiver in writing of the Acquisition Payoff Conditions."

             (g) Section 7.01(d) of the Loan Agreement is hereby amended to add the following sentence at the end thereof:

                  "Notwithstanding the foregoing set forth in this Section 7.01(d), Chadmoore may make a distribution of Nextel stock to its stockholders pursuant to and as set forth in the Acquisition Agreement as it exists on the date hereof, so long as it simultaneously makes the payment specified in the definition of "Acquisition Payoff Conditions"."

             (h) Section 7.01(g) of the Loan Agreement is hereby amended to add the following sentence at the end thereof:

                  "Notwithstanding the foregoing set forth in this Section 7.01(g), so long as no Default or Event of Default has occurred and is continuing and to the extent permitted under
                  Section 1(b) of the Subordination Agreement, Chadmoore may make payments on the Indebtedness permitted under the second sentence of Section 7.01(h)."

             (i) Section 7.01(h) of the Loan Agreement is hereby amended to add the following sentence at the end thereof:

                  "Notwithstanding the foregoing set forth in this Section 7.01(h), so long as the lender thereof has entered into the Subordination Agreement, the Borrowers may incur Indebtedness contemplated under Section 5.04 of the Acquisition Agreement in an amount not to exceed $32,500,000 on the terms set forth in the Acquisition Agreement as it exists on the date hereof."

             (j) Section 7.02 of the Loan Agreement is hereby amended to add the following sentence at the end thereof:

                  "Notwithstanding the foregoing set forth in this Section 7.02, until the date on which sixty (60) days have passed since any termination of the Acquisition Agreement for any reason, compliance with the covenants set forth in this Section 7.02 is waived."

             (k) Section 9.01 of the Loan Agreement is hereby amended to add the new Sections 9.01(m) and (n) at the end thereof to read in their entirety as follows:

                  "(m) Sixty (60) days shall have passed since any termination of the Acquisition Agreement for any reason.

                  (n) The Lender (as defined in the Acquisition Agreement) shall fail to make a loan pursuant to Section 5.04 of the Acquisition Agreement within five (5) business days of the date such loan is required to be made thereunder."

             (l) Lender hereby waives Borrowers' failure to make the payments due under the Loan Agreement on June 30, 2000.

             3. Condition to Effectiveness. The Amendment shall be effective as of the date hereof, upon the satisfaction of the following conditions no later than August 25, 2000:

             (a) the delivery to Lender of this Amendment duly executed by each Borrower;

             (b) the delivery to Borrower of this Amendment duly executed by Lender;

             (c) the delivery to Lender of evidence of execution by Chadmoore of the Acquisition Agreement;



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

             (d) the delivery to Lender of copies, certified by the Secretary of Chadmoore, as of the date hereof, of Chadmoore's corporate resolutions authorizing the execution and delivery of this Amendment;

             (e) the payment to Lender of deferred principal in the amount of $1,350,000, deferred interest, all interest accrued thereon and a fee in the amount of $200,000 as required under the letter agreement, dated as of July 27, 2000;

             (f) the execution by Unrestricted Subsidiary Funding Company and the delivery to Lender of a Subordination Agreement in the form attached hereto as Exhibit A; and

             (g) the delivery to Lender of all other documents, instruments or other agreements required in connection with the foregoing reasonably requested by Lender.

             4. Release.

             (a) The Borrowers, on behalf of themselves, and their respective present and former officers, directors, employees, affiliates, subsidiary corporations or companies, agents, attorneys, investors, shareholders, partners, members, administrators, predecessor and successor entities, and assigns, hereby fully and forever release and discharge the Lender and its respective present and officers, directors, employees, affiliates, subsidiary corporations or companies, agents, attorneys, investors, shareholders, partners, members, administrators, participants, predecessor and successor entities, and loan participants and assigns, of and from any claim, damages, duty, obligation or cause of action relating to any matters of any kind that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the date hereof, of every nature, kind and description whatsoever, whether known or unknown, choate or inchoate, direct or indirect, and whether suspected or unsuspected, either at law, in equity or otherwise, which may have arisen under or by virtue of the laws of any jurisdiction and which arise from or in connection with or relating in any way to the Loan Agreement, the Operative Documents or the transactions contemplated thereby.

             (b) Waiver of California Civil Code Section 1542. Section 1542 of the California Civil Code provides as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         The Borrowers expressly waive the provisions of Section 1542 of the California Civil Code and elect to and do assume all risk for claims heretofore arising, known or unknown, suspected to exist or not suspected to exist, as described above, and voluntarily and expressly release the Lender from all liability on claims arising out of such matters as described above.

         5. Exculpation. Borrowers acknowledge and agree that Lender is entering into this Amendment as an accommodation to Borrowers and that neither Lender nor any Indemnified Party (as defined below) shall be liable for any action taken or omitted to be taken by it or them in connection with any exercise of Lender's remedies under the Loan Agreement regardless of the effect of such exercise on the Borrowers or on the Acquisition Agreement and the transactions contemplated thereunder.

         6. Expenses; Indemnification. The Borrowers shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Amendment, the transactions contemplated hereby and under the Acquisition Agreement and all other matters related in any way to the acquisition of the assets of the Borrowers by Nextel, whether or not such acquisition is consummated, (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the preparation, execution and delivery of amendments and waivers hereunder and (iii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the enforcement or attempted enforcement of Loan Agreement or any of the Obligations or in preserving any of Lender's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Obligations or any bankruptcy or similar proceeding involving any Borrower or any of its Affiliates). The Borrowers shall indemnify, reimburse and hold Lender, each of Lender's members, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents, participants and employees (each, an "Indemnified Party") harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including claims relating to environmental discharge, cleanup or compliance), all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities) (each, a "Claim"), directly or indirectly relating to or arising out of any matter relating to the subject of this Amendment, the acquisition of the assets of Chadmoore by Nextel, whether or not such acquisition is consummated and however such acquisition may be structured. The foregoing indemnity shall cover, without limitation any Claim for tortious interference with contract or similar matter. Notwithstanding the foregoing, the Borrowers shall not indemnify an Indemnified Party for any liability incurred by an Indemnified Party as a result of such Indemnified Party's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of the Loan Agreement. Upon an Indemnified Party's written demand, the Borrowers shall assume and diligently conduct, at its sole cost and expense, the entire defense of such Indemnified Party, using counsel reasonably acceptable to such indemnitee against any indemnified Claim. The Borrowers shall not settle or compromise any Claim against or involving an Indemnified Party without first obtaining such Indemnified Party's and Lender's written consent thereto, which consent shall not be unreasonably withheld. If an Indemnified Party elects to assume its own defense in connection with an indemnified Claim, then such Indemnified Party shall not settle or compromise such Claim without first obtaining Borrowers' written consent thereto, which consent shall not be unreasonably withheld, provided that if the Borrowers do not consent thereto, then the Borrowers shall post security or a bond in the amount of such Claim for the benefit of the Indemnified Party.

         7. Effect of Amendment. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement which is not specifically waived hereunder. Upon the termination of any period during which a waiver was effective, the provision so waived shall be reinstated in full force and effect. Lender retains its rights to exercise its remedies under the Loan Agreement or otherwise upon the occurrence of any Event of Default under the Loan Agreement.

         8. Representations and Warranties. Each Borrower hereby represents and warrants to Lender that:

             (a) such Borrower is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state of incorporation or formation;

             (b) such Borrower has the full corporate or company power, authority and legal right and has obtained all necessary approvals, consents and given all notices to execute and deliver this Amendment and perform the terms thereof;

             (c) there is no action, proceeding or claim pending or, insofar as such Borrower knows, threatened against such Borrower or any of its subsidiaries before any court or administrative agency which might have a materially adverse effect on the business, condition or operations of such Borrower;

             (d) this Amendment has been duly executed and delivered by such Borrower and constitutes the valid, binding and enforceable obligation of such Borrower;

             (e) the Borrowers have delivered to Lender a true and correct copy of the Acquisition Agreement; and

             (f) After giving effect to the waivers set forth in this Fourth Amendment, no Default or Event of Default under the Loan Agreement has occurred which has not been waived.

         9. Full Force and Effect. Except as amended above, the Loan Agreement remains in full force and effect.

         10. Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

         11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         12. Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all of the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, Each Borrower and Lender has caused this Amendment to be executed as of the day and year first above written.


Lender:                                GATX CAPITAL CORPORATION




                                       By: /s/Michael Liebsch
                                       Name:  Michael Liebsch
                                       Title: Managing Director


Borrowers:                             CHADMOORE WIRELESS GROUP, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President

                                       CHADMOORE COMMUNICATIONS, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       PTT TANNER, INC.



                                       By: /s/Robert W. Moore
                                        Name:  Robert W. Moore
                                       Title:  President


                                       PTT BEACON HILL, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President

                                       PTT OF NEVADA, INC.

                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       CMRS SYSTEMS, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       CHADMOORE CONSTRUCTION SERVICES, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                     CHADMOORE COMMUNICATIONS OF TENNESSEE, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       PTT COMMUNICATIONS OF RICHMOND, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager

                                       PTT MAPLE, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       PTT COMMUNICATIONS OF HUNTSVILLE, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager


                                       PTT BURTON, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       PTT COMMUNICATIONS OF FORT WAYNE, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager


                                       PTT COMMUNICATIONS OF ROANOKE, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager






                                       PTT TRISTAN, INC.

                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       PTT COMMUNICATIONS OF AUSTIN, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager


                                       PTT COMMUNICATIONS OF JACKSONVILLE, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager



                                       PTT COMMUNICATIONS OF VIRGINIA BEACH, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager




                                       PTT ROSELAND, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT ARTINA, INC.

                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President

                                       PTT FRANKLIN, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       PTT CHACO, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       800 SMR NETWORK, INC.



                                       By: /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT COMMUNICATIONS OF BATON ROUGE LIMITED



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager

                                       PTT COMMUNICATIONS OF LAKE CHARLES, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes

                                       Title:   Manager



                                       PTT COMMUNICATIONS OF BAY CITY, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager



                                       PTT COMMUNICATIONS OF ROCKFORD, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager

                                       PTT COMMUNICATIONS OF BATON ROUGE, LLC



                                       By:   /s/ Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:   Manager









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

                                    EXHIBIT A

                             SUBORDINATION AGREEMENT

































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